Allowance for credit losses	12 Months Ended
Dec. 31, 2024
Credit Loss [Abstract]
Allowance for credit losses	Allowance for credit losses

The Company has exposure to credit losses for financial assets including customer accounts and other restricted cash, settlement receivables, accounts receivable, and financial guarantee contracts to the extent that a chargeback claim is made against the Company directly or to the Company’s merchants on card purchases.

The following table summarizes the expected credit allowance activity for customer accounts and other restricted cash; settlement receivables, net; accounts receivable, net; and financial guarantee contracts and other, for the years ended December 31, 2024 and 2023, and 2022:

	Accounts receivable, net	Settlement receivables, net (2)	Financial guarantee contracts and other	Total allowance for credit losses
Balance at December 31, 2022	$10,558	$5,398	$12,066	$28,022
Credit loss expense	16,840	4,945	(693)	21,092
Write-offs	(21,966)	(5,009)	(67)	(27,042)
Other (1)	(192)	(137)	344	15
Balance at December 31, 2023	$5,240	$5,197	$11,650	$22,087
Credit loss expense	40,019	2,675	3,720	46,414
Recoveries	2,906	3,052	—	5,958
Write-offs	(40,143)	(6,230)	(4,220)	(50,593)
Other (1)	(28)	(612)	(28)	(668)
Balance at December 31, 2024	$7,994	$4,082	$11,122	$23,198

(1)
Other mainly relates to the impact of foreign exchange.
(2)
During the year ended December 31, 2024 and 2023, amounts from freestanding credit enhancements related to Settlement receivables, net represented expenses of $277 and $94, respectively, which are recorded in "Selling, general and administrative" in the Consolidated Statements of Comprehensive Income / (Loss). These amounts are not recognized against expected credit losses (See Note 1).

Increase in credit loss expense in 2024 compared to 2023 was mainly due to specific loss events associated with merchants in the Merchant Solutions segment and increased losses in the direct marketing payment processing business line. The Company announced a definitive agreement to sell this business line in February 2025 (see Note 22). Write-offs increased in 2024 compared to 2023 mainly due to irrecoverable receivables, as well as an increase in aged balances in the Merchant Solutions segment. In the prior period, write-offs were presented net of recoveries.